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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 22, 1996
                                                   ____________



                               USLIFE Corporation
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



                New York                1-5683              13-2578598
________________________________________________________________________________
(State or other jurisdiction       (Commission File         (I.R.S. Employer
        of incorporation)           Number)                 Identification No.)



     125 Maiden Lane, New York, New York                    10038
________________________________________________________________________________
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (212) 709-6000
                                                     _______________

                                      NONE
________________________________________________________________________________

         (Former name or former address, if changed since last report.)

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Item 5.   Other Events
______    ____________

          On May 22, 1996, USLIFE Corporation (the "Company") announced that its financial statements for the second quarter of 1996 will reflect a special pre-tax charge of $49.6 million to recognize revised assumptions reflecting current experience on its traditional indemnity group major medical products. The charge, on an after-tax basis, amounts to $32.3 million or approximately 93 cents per share. The charge includes a writedown of deferred policy acquisition costs on this block of business and a related adjustment of the reserve for policy benefits.

          On January 29, 1996, the Company announced that its subsidiary, The United States Life Insurance Company, would discontinue new sales of traditional indemnity major medical products. Further, it would only offer major medical coverage through managed care plans in selected markets where it has both a significant presence and an appropriate managed care network in place, while continuing to provide full support and service to all existing indemnity customers regardless of location. Concurrently, the Company announced that it would carefully monitor persistency experience of its group insurance lines in order to determine whether financial statement adjustments would become necessary, with particular attention directed to major medical indemnity products as well as the states in which all major medical sales were discontinued.

          Recoverability of deferred policy acquisition costs depends on future revenues and gross profits from the business to which it relates. Evaluation of this asset, as well as the reserve for policy benefits, requires assumptions as to the amount and timing of these future revenues and gross profits. The Company's continuing study has disclosed that the persistency on this block of business has deteriorated to a point that a revision in assumptions is necessary, resulting in the adjustments mentioned above.

Item 7.   Financial Statements and Exhibits
______    _________________________________

(c)       Exhibits.

          99        Press Release dated May 22, 1996.


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                                   SIGNATURES
                                   __________



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         USLIFE Corporation
                                   _____________________________________
                                           (Registrant)



   May 28, 1996                    By /s/ James M. Schlomann
__________________                   ___________________________________
     Date                             James M. Schlomann
                                      Executive Vice President - Finance